UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) March 14, 2013

Assisted Living Concepts, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051

(Address of Principal Executive Offices) (Zip Code)

(262) 257-8888

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 2.02. Results of Operations and Financial Condition

On March 14, 2013, 2012, Assisted Living Concepts, Inc. (“ALC”) issued a press release announcing its results of operations and financial condition for its fourth quarter and full year ended December 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed or furnished herewith:

99.1	Press Release of Assisted Living Concepts, Inc. dated March 14, 2013 announcing the results of operations and financial condition for its fourth quarter and full year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 14, 2013

By:	/s/ John Buono
John Buono
Senior Vice President,
Chief Financial Officer & Treasurer